UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 16, 2008 (July 15, 2008)
FREMONT GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (714) 961-5000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Filing of Monthly Operating Report for the Period Ended June 30, 2008 with the United States Trustee
On July 15, 2008, Fremont General Corporation (the “Company”) filed its monthly operating report for the period June 19, 2008 through June 30, 2008 (the “June Monthly Operating Report”), with the United States Trustee for the Central District of California, Santa Ana Division (the “United States Trustee”). This is the first monthly operating report filed by the Company since filing its voluntary petition under Chapter 11 of the United States Bankruptcy Code on June 18, 2008.
Before reading the June Monthly Operating Report, we strongly urge you to read the Cautionary Statement Regarding the June Monthly Operating Report below.
The June Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Statement Regarding June Monthly Operating Report
The June Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the June Monthly Operating Report has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and is not to be used for investment purposes. There can be no assurance that the June Monthly Operating Report is complete. The Company may amend or otherwise change the information contained in the June Monthly Operating Report at a future date. Results set forth in the June Monthly Operating Report should not be viewed as indicative of future results.
The information contained in the June Monthly Operating Report represents financial information of the Company only and does not include financial information for its wholly-owned bank subsidiary, Fremont Investment & Loan. The June Monthly Operating Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Fremont General Corporation Monthly Operating Report for the period ended June 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT GENERAL CORPORATION
Date: July 16, 2008	By:	/s/ Richard A. Sanchez
		Name:	Richard A. Sanchez
		Title:	Executive Vice President and Chief Administrative Officer